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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                       DATE OF REPORT - FEBRUARY 27, 1998
                        (Date of earliest event reported)



                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)



          PENNSYLVANIA               0-19267                   23-2472830
  (State of incorporation)    (Commission file number)       (IRS employer
                                                              identification
                                                              number)




                64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)




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ITEM 5.        OTHER INFORMATION.

     On February 27, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits


                   99   Press Release, dated February 27, 1998


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                                   SIGNATURES




               Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  February 27, 1998                 Alkermes, Inc.


                                          By: /s/ Michael J. Landine
                                              ---------------------------------
                                              Michael J. Landine
                                              Senior Vice President and Chief
                                              Financial Officer


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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

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


Exhibit No.                         Exhibit
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


99                  Press Release, dated February 27, 1998

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